EXHIBIT 99

275 West Federal Street

Youngstown, Ohio 44503-1203

FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:

Kathy Bushway	Gary M. Small
Senior Vice President, Marketing	President and Chief Executive Officer
Home Savings Bank	United Community Financial Corp.
(330) 742-0638	(330) 742-0472
kbushway@homesavings.com

UCFC ANNOUNCES ROBUST FIRST QUARTER EARNINGS

YOUNGSTOWN, Ohio (April 17, 2018) – United Community Financial Corp. (Company) (NASDAQ: UCFC), parent company of Home Savings Bank (Home Savings), announced today net income of $8.6 million and diluted earnings per share (“EPS”) of $0.171 for the quarter ended March 31, 2018. The first quarter of 2017 results included two months of operations from Premier Bank & Trust that was acquired on January 31, 2017. In comparison, the first quarter of 2018 results include a full quarter of operations.

First quarter 2018 highlights:

•	Loan growth of 2.7% for the quarter

•	Customer deposit growth of 5.8% for the quarter

•	Net interest margin improved four basis points to 3.47% for the quarter

•	ROA of 1.28%, ROE of 11.44% for the quarter

•	Dividend of $0.06 per common share declared

Gary M. Small President and Chief Executive Officer of the Company commented, “I am very pleased with the first quarter results. We achieved excellent loan and deposit growth while margin metrics remained very strong. The investments made in our team and the expansion of our product offerings in 2017, are clearly making a difference in our results today.”

Strong Loan and Deposit Growth

Total loan growth for the first quarter was $57.1 million, or 11.0% on an annualized basis. At March 31, 2018, total net loans aggregated $2.14 billion.

Commercial loan growth was $50.5 million for the quarter ended March 31, 2018, or 24.6% on an annualized basis. Consumer loans increased $5.6 million, or 8.2% annualized, during the same time period. The increase in consumer loans was primarily due to the growth and expansion of indirect auto lending, which grew 16.7% during the first quarter of 2018.

Total customer deposit growth for the first quarter was $104.9 million, or 5.8% for the quarter. Included in that growth was an increase of $21.9 million of non-interest bearing deposits, which grew at an annualized rate of 24.7%. The Company experienced deposit gains from all lines of business including commercial, private banking, consumer and public funds. Total customer deposits totaled $1.9 billion at March 31, 2018.

Net Interest Margin Expands

Net interest income totaled $21.5 million and $21.6 million on a fully taxable equivalent (FTE) basis for the quarter ended March 31, 2018, up 2.5% from the quarter ended December 31, 2017. The positive change is a result of a higher level of earning assets compared to the prior period as well as fees associated with the early payoff of loans.

The net interest margin on a fully taxable equivalent basis was 3.47% for the first quarter, which was four basis points higher than the fourth quarter of 2017. This was partially offset by a lower FTE adjustment of approximately two basis points, due to the tax law change.

Excluding purchase accounting yield adjustments, the net interest margin would have been 8 basis points lower, or 3.39%, for the three months ended March 31, 2018.

Nonperforming Loans to Total Loans Ratio Decreases during the First Quarter

Asset quality remained stable during the first quarter. The ratio of nonperforming loans to total loans was 0.59% at March 31, 2018, which is comparable to what was reported in the previous quarter and the quarter a year ago.

The provision for loan losses totaled $407,000 for the first quarter of 2018, which was down $808,000 in comparison to the prior quarter. Net charge-offs for the quarter, both gross and net, remained negligible. As of March 31, 2018, the Company’s allowance for loan losses to total loans was 1.04%, versus 1.05% at December 31, 2017 and 1.02% at March 31, 2017.

Loans acquired through the acquisition during the first quarter of 2017 were recorded at fair value. When combining the remaining fair value adjustment of $3.3 million and the Company’s allowance, the Company’s allowance as a percentage of total loans increases to 1.20%.

Non-Interest Income

Non-interest income increased to $5.8 million in the first quarter of 2018 from $5.4 million reported in the first quarter of 2017. The Company realized strong gains in insurance agency income, mortgage servicing fees and trust fees along with additional gains on the sale of available for sale securities. Mortgage banking income was up slightly from the same period a year ago even as mortgage rates have climbed. The Company continues to make strides in increasing its share of the business in this segment even in a more difficult operating environment.

Non-Interest Expense

Non-interest expense was $16.6 million for the first quarter of 2018 compared to $15.3 million in the first quarter of 2017 when merger expense is excluded. The resulting increase is due to higher operating expenses after the acquisition, which occurred on January 31, 2017, with only two months of expense included in the 2017 results. In addition, the Company took advantage of timing opportunities in the market during the latter half of 2017 to add talented employees to expand several lines of business including treasury management, wealth management and commercial lending. The additional staff increased salary expense in the first quarter of 2018 compared to the first quarter of 2017, but also contributed to the deposit and revenue growth success.

Effective Tax Rate

The Company’s effective tax rate on an FTE basis at March 31, 2018 was 18.06% compared to 34.05% at March 31, 2017. The decline was due to the enactment of recent tax legislation.

Dividend to be Paid

On April 17, 2018, the Board of Directors declared a quarterly cash dividend of $0.06 per common share payable May 11, 2018 to shareholders of record at the close of business April 27, 2018.

Conference Call

United Community Financial Corp. will host an earnings conference call on Wednesday, April 18, 2018, at 10:00 a.m. ET., to provide an overview of the Company’s first quarter 2018 results and highlights. The conference call may be accessed by calling 1-877-272-7661 ten minutes prior to the start time. Please ask to be joined into the United Community Financial Corp. (UCFC) call. Additionally, a live webcast may be accessed from the Company’s website ir.ucfconline.com. Click on 1st Quarter 2018 Conference Call on our corporate profile page to join the webcast.

United Community Financial Corp.

Home Savings is a wholly owned subsidiary of the Company, offering a full line of commercial, wealth management and consumer banking products and services with 35 retail banking offices (34 in Ohio and one in Pennsylvania). Home Savings also has residential mortgage loan centers servicing Ohio, West Virginia, western Pennsylvania, northern Kentucky, and eastern Indiana. Additional information on the Company, Home Savings and James & Sons Insurance is available at ir.ucfconline.com.

###

When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project”, “will have”, “can expect” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,
	2018	2017	F/(U)
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$27,683	$34,365	-19.4%
Federal funds sold	19,058	12,515	52.3%

Total cash and cash equivalents	46,741	46,880	-0.3%
Securities:
Available for sale, at fair value	257,908	270,561	-4.7%
Held to maturity (fair value of $78,033 and $82,126, respectively)	80,685	82,911	-2.7%
Loans held for sale, at lower of cost or market	—	211	-100.0%
Loans held for sale, at fair value	79,292	83,541	-5.1%
Loans, net of allowance for loan losses of $21,610 and $21,202	2,061,443	1,999,877	3.1%
Federal Home Loan Bank stock, at cost	19,324	19,324	0.0%
Premises and equipment, net	21,795	22,094	-1.4%
Accrued interest receivable	7,615	8,190	-7.0%
Real estate owned and other repossessed assets	1,293	1,253	3.2%
Goodwill	20,221	20,221	0.0%
Core deposit intangible	1,851	1,934	-4.3%
Customer list intangible	2,030	2,060	-1.5%
Cash surrender value of life insurance	62,922	62,488	0.7%
Other assets	27,587	28,360	-2.7%

Total assets	$2,690,707	$2,649,905	1.5%

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,528,262	$1,445,293	5.7%
Noninterest bearing	376,904	354,970	6.2%

Customer deposits	1,905,166	1,800,263	5.8%
Brokered deposits	161,812	156,476	3.4%

Total deposits	2,066,978	1,956,739	5.6%
Borrowed funds:
Federal Home Loan Bank advances
Long-term advances	48,731	48,536	0.4%
Short-term advances	245,000	308,000	-20.5%

Total Federal Home Loan Bank advances	293,731	356,536	-17.6%
Repurchase agreements and other	233	197	18.3%

Total borrowed funds	293,964	356,733	-17.6%
Advance payments by borrowers for taxes and insurance	18,444	25,038	-26.3%
Accrued interest payable	1,363	1,097	24.2%
Accrued expenses and other liabilities	13,763	16,033	-14.2%

Total liabilities	2,394,512	2,355,640	1.7%

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and no shares outstanding	—	—	0.0%
Common stock-no par value; 499,000,000 shares authorized; 54,138,910 shares issued and 49,882,491 and 49,800,126 shares, respectively, outstanding	177,297	177,458	-0.1%
Retained earnings	173,419	167,852	3.3%
Accumulated other comprehensive loss	(22,675)	(18,685)	21.4%
Treasury stock, at cost, 4,256,419 and 4,338,784 shares, respectively	(31,846)	(32,360)	-1.6%

Total shareholders’ equity	296,195	294,265	0.7%

Total liabilities and shareholders’ equity	$2,690,707	$2,649,905	1.5%

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended
	March 31, 2018	December 31, 2017	F/(U)	March 31, 2017	F/(U)
	(Dollars in thousands, except per share data)
Interest income
Loans	$22,759	$21,529	5.7%	$17,558	29.6%
Loans held for sale	858	886	-3.2%	661	29.8%
Securities:
Available for sale, nontaxable	388	416	-6.7%	418	-7.2%
Available for sale, taxable	1,215	1,222	-0.6%	1,602	-24.2%
Held to maturity, nontaxable	51	51	0.0%	62	-17.7%
Held to maturity, taxable	422	421	0.2%	465	-9.2%
Federal Home Loan Bank stock dividends	280	267	4.9%	214	30.8%
Other interest earning assets	77	57	35.1%	80	-3.8%

Total interest income	26,050	24,849	4.8%	21,060	23.7%
Interest expense
Deposits	3,097	2,603	-19.0%	1,621	-91.1%
Federal Home Loan Bank advances	1,420	1,365	-4.0%	955	-48.7%
Repurchase agreements and other	—	1	100.0%	8	100.0%

Total interest expense	4,517	3,969	-13.8%	2,584	-74.8%

Net interest income	21,533	20,880	3.1%	18,476	16.5%
Taxable equivalent adjustment	97	221	-56.1%	237	-59.1%

Net interest income (FTE) (1)	21,630	21,101	2.5%	18,713	15.6%
Provision for loan losses	407	1,215	66.5%	1,475	72.4%

Net interest income after provision for loan losses (FTE)	21,223	19,886	6.7%	17,238	23.1%

Non-interest income
Insurance agency income	577	552	4.5%	473	22.0%
Brokerage income	272	264	3.0%	322	-15.5%
Service fees and other charges:
Deposit related fees	1,300	1,436	-9.5%	1,290	0.8%
Mortgage servicing fees	812	780	4.1%	735	10.5%
Mortgage servicing rights valuation	9	6	50.0%	(3)	-400.0%
Mortgage servicing rights amortization	(500)	(518)	-3.5%	(448)	11.6%
Other service fees	38	42	-9.5%	29	31.0%
Net gains (losses):
Securities available for sale	139	—	100.0%	29	379.3%
Mortgage banking income	1,358	1,375	-1.2%	1,323	2.6%
Real estate owned and other repossessed assets charges, net	(78)	(46)	69.6%	(52)	-100.0%
Debit/credit card fees	949	995	-4.6%	923	2.8%
Trust fee income	469	467	0.4%	282	100.0%
Other income	474	1,107	-57.2%	481	-1.5%

Total non-interest income	5,819	6,460	-9.9%	5,384	8.1%

Non-interest expense
Salaries and employee benefits	9,998	8,347	-19.8%	8,975	-11.4%
Occupancy	1,100	1,023	-7.5%	964	-14.1%
Equipment and data processing	2,154	2,256	4.5%	2,079	-3.6%
Financial institutions tax	496	300	-65.3%	490	-1.2%
Advertising	235	317	25.9%	124	-89.5%
Amortization of intangible assets	113	114	0.9%	83	-36.1%
FDIC insurance premiums	290	249	-16.5%	188	-54.3%
Other insurance premiums	109	113	3.5%	112	2.7%
Professional fees:
Legal fees	299	155	-92.9%	229	-30.6%
Other professional fees	391	461	15.2%	520	24.8%
Supervisory fees	42	84	50.0%	—	0.0%
Real estate owned and other repossessed asset expenses	36	17	-111.8%	62	41.9%
Acquisition related expenses	—	39	0.0%	4,962	0.0%
Other expenses	1,337	3,854	65.3%	1,502	11.0%

Total non-interest expenses	16,600	17,329	4.2%	20,290	18.2%

Income before income taxes	10,442	9,017	15.8%	2,332	347.8%
Taxable equivalent adjustment	97	221	56.1%	237	59.1%
Income tax expense	1,789	4,294	58.3%	557	-221.2%

Net income	$8,556	$4,502	90.0%	$1,538	456.3%

Earnings per common share:
Basic	$0.172	$0.090	91.1%	$0.032	437.5%
Diluted	0.171	0.090	90.0%	0.032	434.4%

(1)	Net interest income is also presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item.

UNITED COMMUNITY FINANCIAL CORP.

CONSOLIDATED AVERAGE BALANCES

(Unaudited)

	For the three months ended
	March 31, 2018			December 31, 2017			March 31, 2017
	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate
	(Dollars in thousands)
Interest earning assets:
Net loans (1)	$2,026,266	$22,760	4.49%	$1,975,847	$21,531	4.36%	$1,706,009	$17,560	4.12%
Loans held for sale	80,681	858	4.31%	88,247	886	4.02%	67,860	661	3.90%

Total loans, net	2,106,947	23,618	4.49%	2,064,094	22,417	4.34%	1,773,869	18,221	4.11%
Securities:
Available for sale-taxable	211,332	1,215	2.30%	214,631	1,222	2.28%	287,775	1,602	2.23%
Available for sale-nontaxable (2)	54,737	472	3.45%	58,903	609	4.14%	59,361	621	4.18%
Held to maturity-taxable	72,627	422	2.32%	75,136	421	2.24%	83,655	465	2.22%
Held to maturity-nontaxable (2)	9,227	63	2.73%	9,233	77	3.34%	12,451	94	3.02%

Total securities	347,923	2,172	2.50%	357,903	2,329	2.60%	443,242	2,782	2.51%
Federal Home Loan Bank stock	19,324	280	5.80%	19,324	267	5.53%	18,905	214	4.53%
Other interest earning assets	22,479	77	1.39%	22,656	57	1.01%	43,059	80	0.74%

Total interest earning assets	2,496,673	26,147	4.19%	2,463,977	25,070	4.07%	2,279,075	21,297	3.74%
Non-interest earning assets	176,785			179,023			166,070

Total assets	$2,673,458			$2,643,000			$2,445,145

Interest bearing liabilities:
Deposits:
Checking accounts	$593,499	687	0.47%	$600,249	589	0.39%	$564,903	337	0.24%
Savings accounts	303,639	27	0.04%	304,229	27	0.04%	301,675	30	0.04%
Certificates of deposit
Customer certificates of deposit	581,858	1,817	1.27%	530,297	1,458	1.10%	468,686	1,073	0.92%
Brokered certificates of deposit	165,169	566	1.39%	164,147	529	1.29%	99,380	181	0.73%

Total certificates of deposit	747,027	2,383	1.28%	694,444	1,987	1.14%	568,066	1,254	0.88%

Total interest bearing deposits	1,644,165	3,097	0.76%	1,598,922	2,603	0.65%	1,434,644	1,621	0.45%
Federal Home Loan Bank advances
Long-term advances	48,603	431	3.60%	48,409	404	3.34%	47,823	349	2.92%
Short-term advances	265,322	989	1.51%	301,424	961	1.28%	347,050	606	0.70%

Total Federal Home Loan Bank advances	313,925	1,420	1.83%	349,833	1,365	1.56%	394,873	955	0.97%
Repurchase agreements and other	213	—	0.00%	2,114	1	0.19%	1,051	8	3.04%

Total borrowed funds	314,138	1,420	1.83%	351,947	1,366	1.55%	395,924	963	0.97%

Total interest bearing liabilities	$1,958,303	4,517	0.94%	$1,950,869	3,969	0.81%	$1,830,568	2,584	0.56%

Non-interest bearing liabilities
Total noninterest bearing deposits	375,142			355,225			306,402
Other noninterest bearing liabilities	40,729			41,400			33,898

Total noninterest bearing liabilities	415,871			396,625			340,300

Total liabilities	$2,374,174			$2,347,494			$2,170,868
Shareholders’ equity	299,284			295,506			274,277

Total liabilities and equity	$2,673,458			$2,643,000			$2,445,145

Net interest income and interest rate spread		$21,630	3.25%		$21,101	3.26%		$18,713	3.17%

Net interest margin			3.47%			3.43%			3.28%
Average interest earning assets to average interest bearing liabilities			127.49%			126.30%			124.50%

Interest bearing deposits
Checking accounts	$593,499	$687	0.47%	$600,249	$589	0.39%	$564,903	$337	0.24%
Savings accounts	303,639	27	0.04%	304,229	27	0.04%	301,675	30	0.04%
Customer certificates of deposit	581,858	1,817	1.27%	530,297	1,458	1.10%	468,686	1,073	0.92%

Total customer deposits	1,478,996	2,531	0.68%	1,434,775	2,074	0.58%	1,335,264	1,440	0.43%
Brokered certificates of deposit	165,169	566	1.39%	164,147	529	1.29%	99,380	181	0.73%

Total interest bearing deposits	1,644,165	3,097	0.76%	1,598,922	2,603	0.65%	1,434,644	1,621	0.45%
Noninterest bearing deposits	375,142	—	0.00%	355,225	—	0.00%	306,402	—	0.00%

Total average deposits and cost of deposits	$2,019,307	$3,097	0.62%	$1,954,147	$2,603	0.53%	$1,741,046	$1,621	0.37%
Other interest bearing liabilities
Federal Home Loan Bank advances
Long term advances	$48,603	$431	3.60%	$48,409	$404	3.34%	$47,823	$349	2.92%
Short term advances	265,322	989	1.51%	301,424	961	1.28%	347,050	606	0.70%

Total Federal Home Loan Bank advances	313,925	1,420	1.83%	349,833	1,365	1.56%	394,873	955	0.97%
Repurchase agreements and other	213	—	0.00%	2,114	1	0.19%	1,051	8	3.04%

Total borrowed funds	314,138	1,420	1.83%	351,947	1,366	1.55%	395,924	963	0.97%

Total average deposits and other interest bearing liabilities and total cost of funds	$2,333,445	$4,517	0.79%	$2,306,094	$3,969	0.69%	$2,136,970	$2,584	0.48%

Customer deposits interest bearing and noninterest bearing	$1,854,138	$2,531	0.55%	$1,790,000	$2,074	0.46%	$1,641,666	$1,440	0.35%
Brokered deposits	165,169	566	1.39%	164,147	529	1.29%	99,380	181	0.73%
Total borrowings	314,138	1,420	1.83%	351,947	1,366	1.55%	395,924	963	0.97%
Cost of funds	2,333,445	4,517	0.79%	2,306,094	3,969	0.69%	2,136,970	2,584	0.48%

(1)	Nonaccrual loans are included in the average balance at a yield of 0%.
(2)	Yields are on a fully taxable equivalent basis.

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands, except per share data)
Financial Data
Total assets	$2,690,707	$2,649,905	$2,602,365	$2,553,565	$2,557,010
Total loans, net	2,061,443	1,999,877	1,947,695	1,869,095	1,835,000
Total securities	338,593	353,472	360,371	375,738	430,357
Total deposits	2,066,978	1,956,739	1,938,699	1,893,993	1,905,205
Average interest-bearing deposits	1,644,165	1,598,922	1,563,464	1,579,438	1,434,644
Average noninterest-bearing deposits	375,142	355,225	337,067	333,784	306,402
Total shareholders’ equity	296,195	294,265	291,851	285,480	277,102
Net interest income	21,533	20,880	20,503	20,494	18,476
Net interest income (FTE) (1)	21,630	21,101	20,727	20,723	18,713
Provision for loan losses	407	1,215	721	842	1,475
Noninterest income	5,819	6,460	6,305	7,090	5,384
Noninterest expense	16,600	17,329	15,464	15,176	20,290
Income tax expense	1,789	4,294	3,067	3,377	557
Net income	8,556	4,502	7,556	8,189	1,538

Share Data
Basic earnings per common share	$0.172	$0.090	$0.152	$0.165	$0.032
Diluted earnings per common share	0.171	0.090	0.151	0.163	0.032
Book value per common share	5.94	5.90	5.87	5.74	5.58
Tangible book value per common share	5.45	5.41	5.38	5.27	5.10
Market value per common share	9.86	9.13	9.60	8.31	8.34

Common shares outstanding at end of period	49,882	49,800	49,758	49,715	49,695
Weighted average shares outstanding—basic	49,611	49,497	49,460	49,392	48,289
Weighted average shares outstanding—diluted	49,885	49,827	49,851	49,795	48,646

Key Ratios
Return on average assets (2)	1.28%	0.68%	1.17%	1.27%	0.25%
Return on average equity (3)	11.44%	6.09%	10.43%	11.60%	2.24%
Return on tangible equity (4)	12.44%	6.62%	11.35%	12.66%	2.39%
Net interest margin	3.47%	3.43%	3.45%	3.46%	3.28%
Efficiency ratio	60.20%	63.73%	57.13%	54.71%	83.78%
Nonperforming loans to net loans, end of period	0.59%	0.59%	0.62%	0.58%	0.58%
Nonperforming assets to total assets, end of period	0.65%	0.64%	0.75%	0.72%	0.74%
Allowance for loan loss as a percent of loans, end of period	1.04%	1.05%	1.04%	1.04%	1.02%
Delinquent loans to total net loans, end of period	0.81%	0.86%	0.89%	0.77%	0.81%

(1)	Net interest income is presented on a fully taxable equivalent (FTE) basis, the Company believes this non-GAAP measure is the preferred industry measurement for this item
(2)	Net income divided by average total assets
(3)	Net income divided by average total equity
(4)	Net income divided by average total equity, minus average intangible assets

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Loan Portfolio Composition
Commercial loans
Multi-family	$137,836	$120,480	$126,977	$121,565	$108,330
Owner/nonowner occupied commercial real estate	384,533	381,611	366,747	342,300	325,633
Land	15,452	15,162	13,666	10,867	9,276
Construction	134,181	116,863	108,105	96,765	94,727
Commercial and industrial	201,132	188,500	175,581	170,758	170,398

Total	873,134	822,616	791,076	742,255	708,364
Residential mortgage loans
Real estate	882,873	870,939	851,863	834,349	839,413
Construction	42,453	49,092	57,081	56,946	51,372

Total	925,326	920,031	908,944	891,295	890,785
Consumer loans
Consumer	279,110	273,494	263,692	251,151	251,215

Total	279,110	273,494	263,692	251,151	251,215

Total loans	2,077,570	2,016,141	1,963,712	1,884,701	1,850,364
Less:
Allowance for loan losses	21,610	21,202	20,555	19,660	18,970
Deferred loan costs, net	(5,483)	(4,938)	(4,538)	(4,054)	(3,606)

Total	16,127	16,264	16,017	15,606	15,364

Total loans, net	2,061,443	1,999,877	1,947,695	1,869,095	1,835,000
Loans held for sale, net	79,292	83,752	84,545	86,153	75,698

Total loans	$2,140,735	$2,083,629	$2,032,240	$1,955,248	$1,910,698

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$140,740	$170,478	$173,171	$175,800	$211,875
Non-interest bearing checking accounts	376,904	354,970	343,146	339,067	333,940

Total checking accounts	517,644	525,448	516,317	514,867	545,815
Savings accounts	308,025	301,716	307,169	310,012	308,533
Money market accounts	483,840	424,234	418,294	427,348	418,449

Total non-time deposits	1,309,509	1,251,398	1,241,780	1,252,227	1,272,797
Certificates of deposit less than or equal to $250,000	704,147	651,255	617,839	557,300	547,823
Certificates of deposit greater than $250,000	53,322	54,086	79,080	84,466	84,585

Total certificates of deposit	757,469	705,341	696,919	641,766	632,408

Total deposits	$2,066,978	$1,956,739	$1,938,699	$1,893,993	$1,905,205

UNITED COMMUNITY FINANCIAL CORP.

SELECTED FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Allowance For Loan Losses
Beginning balance	$21,202	$20,555	$19,660	$18,970	$19,087
Provision	407	1,215	721	842	1,475
Net recoveries (chargeoffs)	1	(568)	174	(152)	(1,592)

Ending balance	$21,610	$21,202	$20,555	$19,660	$18,970

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Net Recoveries (Charge-offs)
Commercial loans
Multi-family	$6	$(126)	$(4)	$4	$1
Owner/nonowner occupied commercial real estate	40	23	39	24	(1,141)
Land	—	—	—	—	(25)
Construction	7	—	—	—	—
Commercial and industrial	104	(90)	314	108	1

Total	157	(193)	349	136	(1,164)
Residential mortgage loans
Real estate	(66)	(257)	(291)	(239)	(196)
Construction	—	—	—	—	—

Total	(66)	(257)	(291)	(239)	(196)
Consumer loans
Consumer	(90)	(118)	116	(49)	(232)

Total	(90)	(118)	116	(49)	(232)

Total net chargeoffs	$1	$(568)	$174	$(152)	$(1,592)

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Nonperforming Loans
Commercial loans
Multi-family	$275	$275	$402	$413	$419
Owner/nonowner occupied commercial real estate	1,206	1,218	1,234	1,331	1,398
Land	9	9	9	9	9
Construction	—	—	—	—	—
Commercial and industrial	1,459	1,505	234	190	354

Total	2,949	3,007	1,879	1,943	2,180
Residential mortgage loans
Real estate	7,045	6,076	6,627	6,701	5,868
Construction	—	—	—	—	—

Total	7,045	6,076	6,627	6,701	5,868
Consumer loans
Consumer	2,180	2,620	2,332	2,137	2,513

Total	2,180	2,620	2,332	2,137	2,513

Total nonperforming loans	$12,174	$11,703	$10,838	$10,781	$10,561

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$8,326	$8,620	$7,634	$7,706	$7,581
Past due 90 days and still accruing	—	—	8	2	—

Past due 90 days	8,326	8,620	7,642	7,708	7,581
Past due less than 90 days and on nonaccrual	3,848	3,083	3,196	3,073	2,980

Total nonperforming loans	12,174	11,703	10,838	10,781	10,561
Other real estate owned	1,030	1,047	1,133	1,197	1,137
Other classified assets	4,050	4,050	6,384	6,384	6,384
Repossessed assets	263	206	10	—	—

Total nonperforming assets	$17,517	$17,006	$18,365	$18,362	$18,082

UNITED COMMUNITY FINANCIAL CORP.

NON-GAAP DISCLOSURE RECONCILIATION

(Unaudited)

Reconciliation of Average Shareholders’ Equity to Average Tangible Equity:

	At or for the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands, except per share data)
Average shareholders equity	$299,284	$295,506	$295,506	$282,335	$274,277
Average intangible assets	24,175	23,563	23,642	23,699	26,935

Average tangible equity	$275,109	$271,943	$271,864	$258,636	$247,342

Net income	$8,556	$4,502	$7,556	$8,189	$1,538

Return on tangible equity	12.44%	6.62%	11.12%	12.66%	2.49%

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income:

	For the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands)
Interest income	$26,050	$24,849	$24,048	$23,553	$21,060
Fully taxable equivalent adjustment	97	221	224	229	237

Fully taxable equivalent interest income	26,147	25,070	24,272	23,782	21,297
Interest expense	4,517	3,969	3,545	3,059	2,584

Fully taxable net interest income	$21,630	$21,101	$20,727	$20,723	$18,713

Reconciliation of Coverage Ratio to Coverage Ratio with Fair Value Adjustments Included with Allowance for Loan Losses:

March 31, 2018
(Dollars in thousands)
Allowance for loan losses	$21,610
Fair value adjustments	3,340

24,950

Loans, net	$2,061,443
Add: Allowance for loan losses and fair value adjustment	24,950

Gross loans	$2,086,393

Coverage ratio with the Fair Value adjustments included in Allowance for loan losses	1.20%

Tangible Book Value Per Share:

Tangible book value, per share is defined at shareholders equity minus intangible assets divided by the number of shares outstanding.

	At the quarters ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	(Dollars in thousands, except per share data)
Total shareholders’ equity	$296,195	$294,265	$291,851	$285,480	$277,102
Goodwill	20,221	20,221	19,488	19,467	19,460
Customer list intangible	2,030	2,060	2,090	2,060	2,090
Core deposit intangible	1,851	1,934	2,017	2,099	2,182
Total common shares outstanding	49,882,491	49,800,126	49,758,487	49,715,021	49,695,487
Tangible book value, as reported	$5.45	$5.42	$5.39	$5.27	$5.10